STOCK PURCHASE AGREEMENT
                            ------------------------

     STOCK PURCHASE AGREEMENT (this "Agreement") dated as of April 15, 2004, by and among the persons listed on Exhibit A (collectively, the "Purchasers"), and the persons listed on Exhibit B hereto (collectively, the "Sellers").

                                   Background
                                   ----------


     Sellers are the owners of an aggregate of 28,500,000 [ 30,142,699 total outstanding, less float of 142,699 and 1,500,000 to be retained by Sellers] shares of the issued and outstanding Common Stock, no par value per share, as set forth on Schedule A hereto (the "Stock") of First Mediterranean Gold Resources Inc., a corporation organized under the laws of Ontario, Canada (the "Company").


     Sellers desire to sell, and Purchasers desire to purchase, the Stock pursuant to this Agreement.

     In consideration of the promises and covenants set forth herein, the parties agree as follows:

                                    ARTICLE I
                                  SALE OF STOCK
                                  -------------

     Section 1.1 Sale of Stock. Subject to the terms and conditions herein
                 -------------
stated, Sellers agree to sell, assign, transfer and deliver to Purchasers on the Closing Date, and Purchasers agree to purchase from Sellers on the Closing Date, all of the shares of Stock. The certificates representing the Stock shall be duly endorsed in blank, or accompanied by stock powers duly executed in blank, by Sellers.

     Section 1.2 Price. The Purchasers shall pay to Sellers the aggregate amount
                 -----
of $85,000 (the "Purchase Price") in the following manner:


     1.   $42,500 upon execution of this agreement;
     2.   $21,250 within thirty (30) days of the initial payment; and
     3.   $21,250 within thirty (30) days of the second payment.

     In accordance with the terms of the Escrow Agreement attached hereto, upon execution of this agreement, the initial payment set forth above shall be paid to Anslow & Jaclin, LLP Trust Account, as Escrow Agent, and the Sellers shall deliver the Stock to the Escrow Agent, in the names of the Purchasers or their designees, in the amounts set forth on Exhibit A. Upon the receipt of the full payment as set forth above, the Escrow Agent shall release the Purchase Price to Sellers or their designees and shall deliver the Stock to Purchasers or their designees in accordance with the terms of this Agreement and the Escrow Agreement. The parties shall sign and deliver the Escrow Agreement in the form attached hereto as Exhibit C.

     Section 1.3 Closing. The closing of the Sale referred to in Section 1.1 (the "Closing") shall take place on the date that the full purchase price is received by the Escrow Agent as set forth above. Such time and date are herein referred to as the "Closing Date."

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

     Each Seller, jointly and severally, represents and warrants as follows:

     Section 2.1 Status of Company. The Company is a corporation duly organized,
                 -----------------
validly existing, and in good standing under the laws of Ontario, Canada, and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

     Section 2.2 Liabilities and Contracts. The Company has no outstanding
                 -------------------------
liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due). The Company is not a party to, nor are the Company's assets bound or affected by, any Contract except for Contracts under which the Company has no further rights or obligations because the Contract has been fully performed or validly and irrevocably terminated.

     Section 2.3 Ownership of Stock. Sellers are the lawful owners of the Stock
                 ------------------
to be sold to the Purchasers or their designees, which shall be free and clear of all liens, encumbrances, restrictions and claims of every kind and character, other than any of the foregoing arising from actions by Purchaser ("Encumbrances") as of the Closing referenced below. The delivery to Purchaser of the Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of any and all Encumbrances.

     Section 2.4 Authorization and Validity of Agreement. Sellers have full
                 ---------------------------------------
power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sellers and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

     Section 2.5 Consents and Approvals; No Violations. The execution and
                 -------------------------------------
delivery of this Agreement by Sellers and the consummation by Sellers of the sale of the Stock as contemplated herein and the other transactions contemplated hereby (the "Sale") (a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Seller, the Company or any Subsidiary (as hereinafter defined) is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States or Canadian governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Sellers, the Company or any Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which any Seller, the Company or any Subsidiary is a party, or by which they or any of their respective properties or assets may be bound.

     Section 2.6 Capital Stock. (a) The Company is authorized to issue an
                 -------------
unlimited amount of shares of Common Stock, no par value per share, of which 30,142,699 shares are issued and outstanding as of the date hereof. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of the Company. As of the Closing Date, the Company has no shares of preferred stock outstanding.

     (b) The Company's common stock currently is listed as a foreign company in the United States on the over-the-counter market commonly referred to as the "Pink Sheets" under the symbol: FMGOF. The Sellers are not aware of any fact or circumstance that would jeopardize or otherwise impair the ability of the Company's common stock to trade on the Pink Sheets presently or after consummation of the transactions contemplated herein.

     Section 2.7 Subsidiaries. The Company has no subsidiaries.
                 ------------

     Section 2.8 Indebtedness. The Company has no Indebtedness of any kind
                 ------------
(including contingent obligations, tax assessments and unusual forward or long-term commitments). For purposes of this Agreement, "Indebtedness" shall mean any obligation for payment by the Company to any third party, including without limitation (A) any obligation owed for all or any part of the purchase price of capital assets, (B) accounts payable included in current liabilities outstanding for more than one hundred twenty (120) days and incurred in respect of property purchased in the ordinary course of business, (C) any obligations secured by any lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation,
(D) any guarantee with respect to any of the foregoing indebtedness of another person, and (E) obligations in respect of letters of credit.

     Section 2.9 Litigation. (a) There are no (i) actions, suits or legal,
                 ----------
equitable, arbitrative or administrative proceedings pending, or threatened against the Company or (ii) judgments, injunctions, writs, rulings or orders by any Governmental Person against the Company.

     (b) No current officer, director, affiliate or person known to the Sellers to be the record or beneficial owner of in excess of 5% of the Company's common stock, or any person known to be an associate of any of the foregoing is a party adverse to the Company or has a material interest adverse to the Company in any material pending legal proceeding.

     Section 2.10 Tax Returns. The Company has filed in correct form all tax
                  -----------
returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. The Company has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of Company.

     Section 2.11 Accuracy of Information. None of the representations and
                  -----------------------
warranties of Sellers contained herein or in the documents furnished by them pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

     Section 2.12 Resignation of Officers and Directors. Effective on the
                  -------------------------------------
Closing Date, all officers and directors shall have resigned as an officer, director and employee of the Company and they shall have appointed David Goldberg as sole officer and director of the Company.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS
                  --------------------------------------------

     Each Purchaser, severally and not jointly, represents and warrants as follows:

     Section 3.1 Consents and Approvals; No Violations. The execution and
                 -------------------------------------
delivery of this Agreement or any of the Ancillary Documents by Purchasers and the consummation of the transactions contemplated hereby (a) will not violate any statute, rule, regulation, order or decree of any public body or authority by which any Purchaser is bound or by which any of its properties or assets are bound, (b) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority on or prior to the Closing Date and (c) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Purchaser under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which Purchaser is a party, or by which it or any of its properties or assets may be bound.

     Section 3.2 Purchase for Investment. Purchasers and their assigns or
                 -----------------------
designees will acquire the Stock solely for their own account for investment purposes only and not with a view toward any resale or distribution thereof. Purchasers agree that the Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act of 1933, as amended, except pursuant to an exemption from such registration available under such Act, and without compliance with the securities laws of other jurisdictions, to the extent applicable. Purchasers and their assigns or designees have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of its purchase of the Stock. Purchasers confirm that the Company and Sellers have made available to Purchasers the opportunity to ask questions of the officers and management employees of the Company and to acquire additional information about the business and financial condition of the Company and its Subsidiaries.

     Section 3.3 Available Funds. Purchasers will have on the Closing Date
                 ---------------
sufficient funds to perform all of its obligations under this Agreement, including, without limitation, to make the payments required hereunder described in Section 1.2 hereto.

     Section 3.4 Litigation. There is no action, suit or proceeding, at law or
                 ----------
in equity by any Person or any arbitration or any administrative or other proceeding before any governmental body or instrumentality or agency, pending or, to the knowledge of the Purchasers, threatened in writing, which is reasonably likely to have a material adverse effect on Purchasers' ability to consummate the Sale and the other transactions contemplated by this Agreement.

     Section 3.5 Accuracy of Information. None of the representations and
                 -----------------------
warranties of Purchasers contained herein or in the documents furnished pursuant hereto contain any material misstatement of fact, or omit to state any material fact necessary to make the statements herein or therein in light of the circumstances in which they were made not misleading.

     Section 3.6 Anti-Dilution. In the event of a recapitalization and/ or
                 -------------
additional financing by the Company within six (6) months of Closing, the 250,000 free trading and 1,250,000 restricted shares of Common Stock retained by Seller shall be adjusted so that the percentage of Common Stock owned by Seller shall be the same percentage after the recapitalization and/or financing as such shares represented at Closing. If the Company elects, it can buy out this anti-dilution provision for $20,000 at any time during the six (6) month period.

                                   ARTICLE IV
                               CERTAIN AGREEMENTS
                               ------------------

     Section 4.1 Reasonable Best Efforts. Each of the parties hereto agrees to
                 -----------------------
use its reasonable best efforts to take, or cause to be taken, all action to do or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, but not limited to, (a) the obtaining of all necessary waivers, consents and approvals from governmental or regulatory agencies or authorities and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain any approval or waiver from, or to avoid any action or proceeding by, any governmental agency or authority, (b) the obtaining of all necessary consents, approvals or waivers from third parties and (c) the defending of any lawsuits or any other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any temporary restraining order entered by any court or administrative authority vacated or reversed.

                                    ARTICLE V
                      CONDITIONS TO PURCHASERS' OBLIGATIONS
                      -------------------------------------

     The purchase of the Stock by Purchasers on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the Sale, of the following conditions:

     Section 5.1 Truth of Representations and Warranties. The representations
                 ---------------------------------------
and warranties of Sellers contained in this Agreement or in any Schedule delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

     Section 5.2 Performance of Agreements. Each and all of the agreements of
                 -------------------------
Sellers to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

     Section 5.3 No Injunction. No court or other government body or public
                 -------------
authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

     Section 5.4 No Litigation. There shall not be any action, suit or
                 -------------
proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by any Purchaser or any Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of such Purchaser has a significant likelihood of having a material adverse effect on such Purchaser.

     Section 5.5 Delivery of Books and Records. Sellers shall deliver true and
                 -----------------------------
complete copies of all books and records of the Company, including, without limitation, minute books, certified copies of organizational documents (Articles, Bylaws, etc.), accountant's work papers, stock transfer books and ledgers, a certified shareholder list dated as of a date within five days of the closing date, a current DTC report, and all other operational and administrative records.

     Section 5.6 Additional Documents. Sellers will have delivered or caused the
                 --------------------
Company to deliver to the Purchasers the documents set forth below in form and substance reasonably satisfactory to counsel for the Purchasers, to the effect that:

                  (a) Certified copies of the resolutions of the board of directors of the Company authorizing the execution of this Agreement and the consummation of the transactions contemplated herein;

                  (b) A Certified Copy of an amendment to the Company's Articles of Incorporation amending Article 8 thereof to remove the restrictions on transfer of shares of the Company's common stock set forth in Section 8.01;

                  (c) Any further document as may be reasonably requested by counsel to the Purchaser in order to substantiate any of the representations or warranties of the Company set forth herein.

     Section 5.7 Escrow of Additional Shares. The parties agree that a condition
                 ---------------------------
to the Closing is that upon execution of this Agreement, the additional 1,500,000 shares (the shares not held in the float) shall be held in escrow by the Escrow Agent and will be released by the escrow agent in the following manner: every three (3) months the Sellers will receive half (1/2) of the amount of shares that they would be eligible to sell under Rule 144 of the Securities Act of 1933 until the full amount of the shares have been released.

                                   ARTICLE VI
                       CONDITIONS TO SELLERS' OBLIGATIONS
                       ----------------------------------

     The sale of the Stock by Sellers on the Closing Date is conditioned upon satisfaction or waiver, at or prior to the consummation of the Sale of the following conditions:

     Section 6.1 Truth of Representations and Warranties. The representations
                 ---------------------------------------
and warranties of Purchasers contained in this Agreement or in any Ancillary Document shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

     Section 6.2 Performance of Agreements. Each and all of the agreements of
                 -------------------------
Purchasers to be performed at or prior to the Closing Date pursuant to the terms hereof or in any of the Ancillary Documents shall have been duly performed in all material respects, and Purchasers shall have delivered to Sellers a certificate, dated the Closing Date, to such effect.

     Section 6.3 No Injunction. No court or other government body or public
                 -------------
authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                                   ARTICLE VII
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION
                  --------------------------------------------

     Section 7.1 Survival of Representations. The representations and warranties
                 ---------------------------
set forth in this Agreement shall survive for one year after the Closing Date.

     Section 7.2 Indemnities. (a) Each Seller, jointly and severally, hereby
                 -----------
agree to indemnify and hold harmless Purchaser, the Company and/or its Subsidiaries from and against any and all damages, claims, losses or expenses (including reasonable attorneys' fees and expenses) ("Damages") actually suffered or paid by Purchaser, the Company and/or its Subsidiaries as a result of the breach of any representation or warranty made by any Seller in this Agreement. To the extent that Seller's undertakings set forth in this Section 7.2(a) may be unenforceable, Sellers shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

     (b) Purchasers, severally and not jointly, and the Company hereby agree to indemnify and hold harmless Sellers against Damages actually suffered or paid by Sellers as a result of the breach of any representation or warranty made by the Purchaser in this Agreement. To the extent that the Purchasers' undertakings set forth in this Section 7.2(b) may be unenforceable, the Purchasers and the Company shall contribute the maximum amount that they are permitted to contribute under applicable law to the payment and satisfaction of all Damages incurred by the parties entitled to indemnification hereunder.

     (c) Any party seeking indemnification under this Article VII (an "Indemnified Party") shall give each party from whom indemnification is being sought (each, an "Indemnifying Party") notice of any matter for which such Indemnified Party is seeking indemnification, stating the amount of the Damages, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations of an Indemnifying Party under this
Article VII with respect to Damages arising from any claims of any third party which are subject to the indemnification provided for in this Article VII (collectively, "Third Party Claims") shall be governed by and contingent upon the following additional terms and conditions: if an Indemnified Party shall receive, after the Closing Date, initial notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within such time frame as is necessary to allow for a timely response and in any event within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such timely notice shall not release the Indemnifying Party from any of its obligations under this
Article VII except to the extent the Indemnifying Party is materially prejudiced by such failure. The Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 30 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party (upon advice of counsel) for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party, provided that the Indemnified Party and such counsel shall contest such Third Party Claims in good faith. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim or (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party. Finally, no Third Party Claim which is being defended in good faith by the Indemnifying Party or which is being defended by the Indemnified Party as provided above in this Section 7.2(c) shall be settled by the Indemnified Party without the written consent of the Indemnifying Party.

                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

     Section 8.1 Expenses. The parties hereto shall pay all of their own
                 --------
expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

     Section 8.2 Governing Law; Jurisdiction: Service of Process. (a) The
                 -----------------------------------------------
interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Florida applicable to contracts made and to be performed entirely within the State of Florida.

     (c) Any dispute arising under or in any way related to this Agreement shall be submitted to binding arbitration by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration shall be conducted in Orange County, Florida. The arbitration shall be binding on the parties and the arbitration award may be confirmed by any court of competent jurisdiction. Each of the parties consents to the jurisdiction of the arbitration panel and such courts (and of the appropriate appellate courts) in any such action or proceeding to confirm an award rendered by the panel and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     Section 8.3 Captions. The Article and Section captions used herein are for
                 --------
reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 8.4 Notices. Any notice or other communications required or
                 -------
permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                  if to any of the Purchasers at:

                  the addresses set forth on Exhibit A hereto
                                             ----------


                  and if to any Sellers at:

                  the addresses set forth on Exhibit B hereto.
                                             ---------


or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

     Section 8.5 Parties in Interest. This Agreement may not be transferred,
                 -------------------
assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 8.6 Counterparts. This Agreement may be executed in two or more
                 ------------
counterparts, all of which taken together shall constitute one instrument.

     Section 8.7 Entire Agreement. This Agreement, including the Exhibits,
                 ----------------
Schedules and other documents referred to herein which form a part hereof, and the Confidentiality Agreement and Ancillary Documents contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter other than the Confidentiality Agreement.

     Section 8.8 Third Party Beneficiaries. Each party hereto intends that this
                 -------------------------
Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

PURCHASER AND/OR ASSIGNEES:


s/s



SELLERS:


s/s

                                    Exhibit A

Purchasers
----------

David Goldberg

Jeffrey I. Sternberg

Craig Press

Alexly Resources, LLC

                                    Exhibit B

Sellers
-------

Sandy Winick - 23,750,000 restricted shares

Charles Sciberras - 1,500,000 free trading shares

Allan Weiss - 1,000,000 free trading shares

Michael Levine - 1,000,000 free trading shares

Howard Klein - 1,250,000 free trading shares